UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 8, 2021

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13251		52-2013874
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

300 Continental Drive	Newark,	Delaware	19713
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (302) 451-0200
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.20 per share	SLM	The NASDAQ Global Select Market
Floating Rate Non-Cumulative Preferred Stock, Series B, par value $.20 per share	SLMBP	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of SLM Corporation (the “Company”) held on Tuesday, June 8, 2021, the Company’s stockholders approved the SLM Corporation 2021 Omnibus Incentive Plan (the “2021 Plan”). The 2021 Plan had previously been approved by the Company’s Board of Directors, subject to stockholder approval. The 2021 Plan provides for grants of stock options (both nonqualified and incentive stock options), stock appreciation rights, restricted stock units, performance awards, dividend equivalents and other cash- and stock-based awards to the Company’s employees and non-employee directors.

The principal features of the 2021 Plan are described in detail under “Proposal 2 –Approval of the 2021 Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 22, 2021, as amended and supplemented by Amendment No. 1 to the Definitive Proxy Statement on Schedule 14A filed with the SEC on May 19, 2021 (the “Proxy Statement”). The description of the principal features of the 2021 Plan included in the Proxy Statement is incorporated by reference in this Current Report on Form 8-K.

The foregoing description of the principal features of the 2021 Plan is qualified in its entirety by reference to the full text of the 2021 Plan, which is filed as Exhibit 10.1 and incorporated by reference in this Current Report on Form 8-K.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On June 8, 2021, the Company held the Annual Meeting. At the Annual Meeting, the following proposals were submitted to a vote of the Company’s stockholders, with the voting results indicated below:

Proposal 1 – Election of Directors. The Company’s stockholders elected the following 12 directors to hold office until the 2022 Annual Meeting of Stockholders and until their successors have been duly elected or appointed.

	For	Against	Abstain	Broker Non-Votes

Paul G. Child	278,744,015	320,564	85,458	14,627,877
Mary Carter Warren Franke	273,168,604	5,899,434	81,999	14,627,877
Marianne M. Keler	278,691,202	380,344	78,491	14,627,877
Mark L. Lavelle	273,116,616	5,947,753	85,668	14,627,877
Ted Manvitz	278,737,395	327,135	85,507	14,627,877
Jim Matheson	273,159,676	5,905,381	84,980	14,627,877
Frank C. Puleo	278,667,847	396,776	85,414	14,627,877
Vivian C. Schneck-Last	278,755,893	311,777	82,367	14,627,877
William N. Shiebler	272,573,706	6,451,553	124,778	14,627,877
Robert S. Strong	278,740,352	324,681	85,004	14,627,877
Jonathan W. Witter	278,746,980	320,049	83,008	14,627,877
Kirsten O. Wolberg	261,063,733	18,004,075	82,229	14,627,877

Proposal 2 – Approval of the 2021 Plan. The Company’s stockholders approved the 2021 Plan, including the number of shares of Common Stock of the Company authorized for issuance under the 2021 Plan.

For	Against	Abstain	Broker Non-Votes
264,225,218	14,878,556	46,263	14,627,877

Proposal 3 – Advisory Vote on Executive Compensation. The Company’s stockholders approved, by an advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
262,202,277	16,705,321	242,439	14,627,877

Proposal 4 – Ratification of the Appointment of KPMG LLP. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes
289,938,474	3,661,018	178,422	-

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

Exhibit Number	Description

10.1	SLM Corporation 2021 Omnibus Incentive Plan (incorporated herein by reference to Exhibit 99.1 of the Company’s Registration Statement on Form S-8 filed with the SEC on June 9, 2021)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

Date: June 11, 2021	By:	/s/ Nicolas Jafarieh
Nicolas Jafarieh
Senior Vice President, Chief Legal, Government Affairs, and Communications Officer